Exhibit 10.20

Note N-2

Original Principal Amount: $11,765,300.70

Investor: Ginkgo Bioworks, Inc.

AMENDED AND RESTATED NOTE

THIS AMENDED AND RESTATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THIS AMENDED AND RESTATED NOTE EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PROSPECTUS UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, RESPECTIVELY, OR WITH AN EXEMPTION FROM SUCH REGISTRATION OR PROSPECTUS REQUIREMENT AND (II) IN COMPLIANCE WITH SECTION 2.3 OF THAT CERTAIN SENIOR SECURED NOTE PURCHASE AGREEMENT (AS MAY BE AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “NOTE PURCHASE AGREEMENT”) DATED OCTOBER 14, 2022, AMONG ISSUER, COLLATERAL AGENT, THE INVESTOR AND THE OTHER NOTE PARTIES PARTY THERETO (EACH AS DEFINED THEREIN).

Investor: Ginkgo Bioworks, Inc.	New York, New York
Principal Amount: $11,765,300.70	December 29, 2023

FOR VALUE RECEIVED, the undersigned, Bolt Threads, Inc., a Delaware corporation (the “Issuer”), hereby promises to pay to the Investor set forth above (the “Investor”) the principal amount set forth above, plus all interest (including, for the avoidance of doubt, default interest) and all other amounts, each as provided in the Note Purchase Agreement referred to below (this “Note”), payable at such times and in such amounts as are specified in the Note Purchase Agreement (as defined below).

The Issuer promises to pay interest on the unpaid principal amount of this Note from the date of issuance until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Note Purchase Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Issuer.

Both principal and interest are payable in Dollars to the Investor, at the address set forth in the Note Purchase Agreement, in immediately available funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition.

Note N-2

Original Principal Amount: $11,765,300.70

Investor: Ginkgo Bioworks, Inc.

This Note (i) amends and restates in its entirety, and is given in replacement of, the Note, dated as of October 14, 2022 (the “Existing Note”), previously held by the Investor under that certain Senior Secured Note Purchase Agreement, dated as of October 14, 2022 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among the Issuer, the other Note Parties party thereto, the Investor party thereto and Ginkgo Bioworks, Inc., as Collateral Agent, (ii) is a renewal of such Existing Note, and (iii) is not intended to be, and shall not be construed to be, a novation of any of the obligations owing under or in connection with such Existing Note. Upon delivery and execution of this Note by the Issuer, this Note shall be deemed to be one of the Amendment No. 1 Notes referred to in, and is entitled to the benefits of, the Note Purchase Agreement. Capitalized terms used herein without definition are used as defined in the Note Purchase Agreement.

The Note Purchase Agreement, among other things, contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the Maturity Date hereof upon the terms and conditions specified therein.

This Note is a Note Document, is entitled to the benefits of the Note Documents and is subject to certain provisions of the Note Purchase Agreement, including Sections 10.15 (Consent to Jurisdiction), 10.16 (Waiver of Jury Trial) and 10.11 (Severability) thereof.

This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Issuer has caused this Note to be executed and delivered by its duly authorized officer as of the day and year set forth above.

BOLT THREADS, INC.

By:	/s/ Randy Befumo
Name:	Randy Befumo
Title:	Chief Financial Officer

[Signature Page to Amended and Restated Note]

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